                                                                   EXHIBIT 10.55


                              AMENDMENT NUMBER 2
                                      TO
                     BUS PURCHASE REQUIREMENTS AGREEMENT

     This Amendment Number 2 to the Bus Purchase Requirements Agreement ("Amendment") is made and entered into by and among Greyhound Lines, Inc. ("GLI") and Motor Coach Industries, Inc. ("MCI"), and amends that certain Bus Purchase Requirements Agreement entered into as of March 18, 1987, as amended ("Agreement").

     GLI and MCI hereby agree as follows:

     1. Anything contained in the Agreement to the contrary notwithstanding, the term of the Agreement is hereby extended to March 18, 1988. The obligation to purchase buses under the Agreement is binding upon GLI and its affiliated (parent, subsidiary and commonly controlled) entities.

     2. Reference is made to that certain Exhibit "C" to the Claims Treatment Agreement made and entered into as of August 23, 1991 by and among Greyhound Lines, Inc. and various companies affiliated with Greyhound Lines, Inc. which were debtors in several pending Chapter 11 bankruptcy cases, and The Dial Corp ("Exhibit 'C'"), which amends the Agreement. Anything contained in Exhibit "C" to the contrary notwithstanding, GLI and MCI agree that the design and performance objectives set forth in Exhibit "C" are goals which the parties will mutually try to achieve, but conditions of MCI's performance of the Agreement.

     3. Transportation Leasing Co. and Transportation Manufacturing Corporation (now known as Transit Bus International, Inc.) are no longer parties to the Agreement. This Amendment will become effective as between GLI and MCI upon its execution by them, without regard to whether or not it has been executed by Transportation Leasing Co. and Transit Bus International, Inc.

     4. Except as otherwise specifically set forth herein, no provision, term or condition of the Agreement is affected or amended by this Amendment.

In witness whereof, this Amendment Number 2 has been executed by the parties as of December 21, 1994.

GREYHOUND LINES, INC.                   MOTOR COACH INDUSTRIES, INC.

/s/ CRAIG R. LENTZSCH                   /s/ JOHN R. NASI
----------------------------            ----------------------------
Name: Craig R. Lentzsch                 Name: John R. Nasi
Title: President CEO & CFO              Title: President and Chief
                                               Executive Officer


Acknowledged and agreed as to Item #3.

                                        TRANSPORTATION MANUFACTURING

                                        CORPORATION (now known as Transit

TRANSPORTATION LEASING CO.              Bus International, Inc.)

                                        /s/ JOHN R. NASI
----------------------------            ----------------------------
Name:                                   Name: John R. Nasi
Title:                                  Title: President and Chief
                                               Executive Officer
Date:                                   Date: